UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): March 23, 2021

SMARTMETRIC, INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	000-54853	05-0543557

3960 Howard Hughes Parkway, Suite 500

Las Vegas, NV 89109

(Address of Principal Executive Offices) (Zip Code)

702-990-3687
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 4.01 Changes in Registrant’s Certifying Accountant.

Effective March 23, 2021, (the “Effective Date”), Smartmetric, Inc., a Nevada corporation (the “Company”) dismissed Prager Metis CPAs LLC (“Prager”) and the Company’s independent registered public accounting firm. As of the Effective Date, the Company has engaged Boyle CPA, LLC (“Boyle”) as its new independent registered public accounting firm for the Company. Concurrent with such resignation, the Company’s board of directors (the “Board”) approved the engagement of Boyle as the new independent registered public accounting firm to provide accounting and audit services for the period ended March 31, 2021 and thereafter.

Prager’s audit report on the Company’s consolidated financial statements as of and for the fiscal year ended June 30, 2020 did not contain an adverse opinion or a disclaimer of opinion and none were qualified or modified as to uncertainty, audit scope or accounting principles, except that the report included an explanatory paragraph related to the uncertainty of the Company’s ability to continue as a going concern.

During the most recent fiscal year ended June 30, 2020 and through the subsequent interim period preceding Prager’s resignation, there were no disagreements between the Company and Prager on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Prager would have caused them to make reference thereto in their report on the Company’s financial statements for such year.

During the most recent fiscal year ended June 30, 2020 and through the subsequent interim period preceding Prager’s resignation, there were no reportable events within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided Prager a copy of the disclosures in this Form 8-K and has requested that Prager furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the Company’s statements herein. A copy of the letter dated March 23, 2021 is filed as Exhibit 16.1 to this Form 8-K.

During the most recent fiscal year ended June 30, 2020 and through the subsequent interim period preceding Prager’s engagement, the Company did not consult with Prager on either (1) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that may be rendered on the Company’s financial statements, and Prager did not provide either a written report or oral advise to the Company that Prager concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (2) any matter that was either the subject of a disagreement, as defined in Item 304(a)(1)(iv) of Regulation S-K, or a reportable event, as defined in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
16.1	Letter of Prager dated March 25, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMARTMETRIC, INC.

Date: March 17, 2021	By:	/s/ Chaya Hendrick
Chaya Hendrick, President Chief Executive Officer and Chairman

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